                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

               For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or 12(g) of the
                        Securities Exchange Act of 1934

                            VIVID TECHNOLOGIES, INC.
               ------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


               Delaware                                  04-3054475
 --------------------------------------      -----------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

        10E Commerce Way, Woburn, Massachusetts                 01801
        ---------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)

If this Form relates to the                 If this Form relates to the
registration of a class of debt             registration of a class of debt
securities and is effective upon            securities and is to become
filing pursuant to General                  effective simultaneously with the
Instruction A(c)(1) please check            effectiveness of a concurrent
the following box. __                       registration statement under the
                                            Securities Act of 1933 pursuant to
                                            General Instruction A(c)(2) please
                                            check the following box. __

Securities to be registered pursuant to Section 12 (b) of the Act:

   Title of Each Class                   Name of Each Exchange on Which
   to be so Registered                   Each Class is to be Registered
---------------------------              ------------------------------
          None                                        None

Securities to be registered pursuant to Section 12 (g) of the Act:

                          Common Stock, $.01 par value
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                                (Title of class)
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Item 1.  Description of Registrant's Securities to be Registered.
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        The description of the Common Stock contained in the Registration
Statement on Form S-1 of Vivid Technologies, Inc. (No. 333-14311) under the Securities Act of 1933, filed on October 17, 1996, is incorporated herein by this reference. In addition, the description of the Common Stock contained in the final prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933 is incorporated herein by this reference.

Item 2.  Exhibits.
------   --------

     1. Restated Certificate of Incorporation of the Registrant, previously filed on October 17, 1996 as Exhibit 3.03 to the Registration Statement, is incorporated herein by reference.

     2. By-Laws of the Registrant, previously filed on October 17, 1996 as Exhibit No. 3.02 to the Registration Statement, is incorporated herein by reference.

     3. Specimen Certificate for Shares of Common Stock, $.01 par value per share, of the Registrant, previously filed on November 8, 1996 as
        Exhibit 4.01 to the Registration Statement, is incorporated herein by reference.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)    Vivid Technologies, Inc.
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(Date)          November 26, 1996
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(By)            /s/ S. David Ellenbogen
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                S. David Ellenbogen, President and Chief Executive Officer


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